Critical accounting policies: key estimates and judgments	12 Months Ended
Dec. 31, 2021
Critical Accounting Policies Key Estimates And Judgments
Critical accounting policies: key estimates and judgments

4.	Critical accounting policies: key estimates and judgments

The preparation of the consolidated financial information requires the use of estimates and judgments for certain transactions and their impacts on assets, liabilities, income and expenses. The assumptions are based on past transactions and other relevant information and are periodically reviewed by management, although the actual results could differ from these estimates.

Information about areas that require significant judgment or involve a higher degree of complexity in the application of the accounting policies and that could materially affect the Company’s financial condition and results of operations is set out as follows.

4.1.	Oil and gas reserves

Oil and gas reserves are estimated based on economic, geological and engineering information, such as well logs, pressure data and fluid sample data. The reserves are used as the basis for calculating unit-of-production depreciation, depletion and amortization rates, impairment testing and decommissioning costs estimates, and for projections of highly probable future exports subject to the cash flow hedge.

Reserves estimates are revised at least annually, based on updated geological and production data of reservoirs, as well as on changes in prices and costs used in these estimates. Revisions can also result from significant changes in the Company’s development strategy or in the production capacity.

The Company determines its oil and gas reserves both pursuant to the U.S. Securities and Exchange Commission - SEC and the ANP/SPE (Brazilian Agency of Petroleum, Natural Gas and Biofuels / Society of Petroleum Engineers) criteria. The main differences between these criteria relate to the use of different economic premises and to the possibility, under the ANP/SPE criteria, to include volumes expected to be produced after the expiration of contracts related to the Brazilian fields, according to the ANP criteria.

According to the definitions prescribed by the SEC, proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscientific and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulation. Proved reserves are subdivided into developed and undeveloped reserves.

Proved developed oil and gas reserves are those that can be expected to be recovered through: (i) existing wells with existing equipment and operating methods, where the cost of the required equipment is relatively minor compared to the cost of a new well; (ii) installed extraction equipment and infrastructure operational at the time of the reserves estimate, if the extraction is by means not involving wells.

Although the Company is reasonably certain that proved reserves will be produced, the timing and amount recovered can be affected by a number of factors including completion of development projects, reservoir performance, regulatory aspects and significant changes in long-term oil and gas price levels.

Detailed information on reserves is presented as unaudited supplementary information.

a)	Impacts of oil and gas reserves on depreciation, depletion and amortization

Estimates of proved reserves volumes used in the calculation of depreciation, depletion and amortization rates, under the unit-of-production method, are prepared by the Company’s technicians according to SEC definitions. Revisions to the Company’s proved developed and undeveloped reserves impact prospectively the amounts of depreciation, depletion and amortization recognized in the statement of income and the carrying amounts of oil and gas properties assets.

Therefore, considering all other variables being constant, a decrease in estimated proved reserves would increase, prospectively, depreciation, depletion and amortization expense, while an increase in reserves would reduce depreciation, depletion and amortization.

Note 23 provides more detailed information on depreciation, amortization and depletion.

b)	Impacts of oil and gas reserves on impairment testing

The measurement of the value in use of oil and gas exploration and development assets is based on proved and probable reserves pursuant to the ANP/SPE definitions. Note 25 provides further information on impairment testing.

c)	Impacts of oil and gas reserves on decommissioning costs estimates

The timing of abandonment and dismantling areas is based on the length of reserves depletion, in accordance with ANP/SPE definitions. Therefore, the review of the timing of reserves depletion may impact the provision for decommissioning cost estimates. Note 4.6 provides further information on other assumptions used in estimating the provision for decommissioning costs.

d)	Impacts of oil and gas reserves on highly probable future exports subject to cash flow hedge accounting

The Company estimates highly probable future exports in accordance with future exports forecasted in the current Strategic Plan projections and based on short-term estimates on a monthly basis. Changes in the expected oil and gas production may affect future exports forecasts and, consequently, hedge relationship designations may also be impacted.

4.2.	Main assumptions for impairment testing

Impairment testing involves uncertainties mainly related to its key assumptions: average Brent prices and Brazilian Real/U.S. dollar average exchange rate. These assumptions are relevant to virtually all of the Company’s operating segments and a significant number of interdependent variables are derived from these key assumptions and there is a high degree of complexity in their application in determining value in use for impairment tests.

The markets for crude oil and natural gas have a history of significant price volatility and although prices can drop or increase precipitously, industry prices over the long term tends to continue being driven by market supply and demand fundamentals.

Projections relating to the key assumptions are derived from the Strategic Plan and are consistent with market evidence, such as independent macro-economic forecasts, industry analysts and experts. Back testing analysis and feedback process in order to continually improve forecast techniques are also performed.

The Company’s oil price forecast model is based on a nonlinear relationship between variables reflecting market supply and demand fundamentals. This model also takes into account other relevant factors, such as the effects of OPEC decisions on the oil market, industry costs, idle capacity, the oil and gas production forecasted by specialized firms, the relationship between the oil price and the U.S. dollar exchange rate.

The Real/U.S. dollar exchange rate projections are based on econometric models that take into account long-term assumptions involving observable inputs, such as country risk, commodity prices, interest rates and the value of the U.S. Dollar relative to a basket of foreign currencies (U.S. Dollar Index – USDX).

Changes in the economic environment may result in changing assumptions and, consequently, the recognition of impairment charges or reversals on certain assets or CGUs. For example, the Company’s sales revenue and refining margins are directly impacted by Brent price variations, as well as Brazilian Real/U.S. dollar exchange rate variations, which also impacts our capital and operating expenditures.

Changes in the economic and political environment may also result in higher country risk projections that would increase discount rates for impairment testing.

Reductions in future oil and natural gas price scenarios resulting from structural changes, adverse effects arising from significant changes in reserve volumes, production curve expectations, lifting costs or discount rates, as well as capital expenditure decisions that result in the postponement or termination of projects, could trigger the need for impairment assessment.

The recoverable amount of certain assets may not substantially exceed their carrying amounts and, therefore, it is reasonably possible that outcomes in future periods that are different from the current assumptions may result in the recognition of additional impairment charges on these assets, as described in note 25.

4.3.	Identifying cash-generating units for impairment testing

Identifying cash-generating units (CGUs) requires management assumptions and judgment, based on the Company’s business and management model. Changes in the aggregation of assets into CGUs may occur due to a review of investment, strategic or operational factors, which could result in changes in the interdependencies between those assets and, consequently, alter the aggregation or breakdown of assets into CGUs or individual assets. Therefore, this change could result in additional impairment charges or reversals. The primary considerations in relation to identifying the CGUs are set out below:

a)	Exploration and Production CGUs:

i) Crude oil and natural gas producing properties CGUs: comprises exploration and development assets related to crude oil and natural gas fields and groups of fields in Brazil and abroad. At December 31, 2021, Exploration and Production CGUs in Brazil had 90 fields and 25 groups of fields. Changes in the aggregation of CGUs are presented in note 25.

ii) Drilling rigs are not part of any CGU and are assessed for impairment separately.

b)	Refining, transportation and marketing CGUs:

i) Downstream CGU: comprises refineries and associated assets, terminals and pipelines, as well as logistics assets operated by Transpetro, with a combined and centralized operation of such assets in Brazil. These assets are managed with a common goal of achieving efficiency, profitability and strategic value long term on a nationwide basis. They are not operated for the generation of profit by asset/location. The operational planning is made in a centralized manner and these assets are not managed, measured or evaluated by their individual results. The refineries do not have autonomy to choose the oil to be processed, the mix of oil products to produce, the markets in which these products will be traded, which amounts will be exported, which intermediaries will be received and to decide the sale prices of oil products. The operational decisions are analyzed through an integrated model of operational planning for market supply. This model evaluates the solutions to supply the market considering all the options for production, importing, exporting, logistics and inventories seeking a comprehensive optimum for Petrobras and not for the profit of each unit. The decision regarding a new investment is not based on the profitability of the project for the asset where it will be installed, but for Petrobras as a whole. The model that supports the entire planning, used in the studies of technical and economic feasibility of new investments in refining, may, in its indications, allocate a lower economic kind of oil to a certain refinery or define a lower economic mix of products to it, or even force it to supply more distant markets (area of influence), leading it to operate with reduced margins if seen individually, in case this is the best for the integrated system as a whole. Pipelines and terminals are an integral part and interdependent portion of the refining assets, required to supply the market.

In 2021, management approved the sale of the Landulpho Alves (RLAM) and Isaac Sabbá (REMAN) refineries, whose assets were excluded from the CGU. The sale of RLAM was closed on November 30, 2021. The sale of REMAN is not yet closed, and its assets are classified as held for sale as of December 31, 2021 (see note 31.1).

ii) CGU Comperj: with the cancellation of the first refining unit of Comperj, the remaining assets were allocated into 2 CGUs: the CGU Itaboraí Utilities, composed of assets that will support the natural gas processing plant (UPGN) of the route 3 integrated project; and the CGU GasLub, a set of assets that remain in hibernation and are being evaluated for use in other projects.

iii) CGU Second Refining Unit of RNEST: comprises assets of the second refining unit of Abreu e Lima refinery;

iv) Transportation CGU: comprises assets relating to Transpetro’s fleet of vessels;

v) Hidrovia CGU: comprises the fleet of vessels under construction of the Hidrovia project (transportation of ethanol along the Tietê River);

vi) SIX CGU: shale processing plant (classified as held for sale, as described in note 31.1) ; and

vii) Other operations abroad defined as the smallest group of assets that generates independent cash flows.

c)	Gas & Power CGUs:

In 2021, the New Legal Framework for Gas (Law 14,134/21 and Decree nº 10,712/21) established significant regulatory changes applicable to the natural gas market in Brazil, allowing private companies to access certain assets that constituted the CGU Natural Gas. As a result, the assets that composed this CGU were reorganized as follows:

i) CGU Integrated Processing System: set of assets formed by natural gas processing plants in Itaboraí, Cabiúnas and Caraguatatuba, grouped together due to the contractual characteristics of the Integrated Processing System and the Integrated Transportation System; and

ii) CGUs of Natural Gas Processing Plants: remaining natural gas processing plants each of which represents a separate CGU.

The gas pipelines Route 2 and Route 3, which were also part of the Natural Gas CGU, are now tested with E&P assets that benefit from this infrastructure. In relation to the LNG terminals and the Brazil-Bolivia Gas Pipeline, impairment testing are made in conjunction with the Company's natural gas processing plants.

Other Gas & Power CGUs are:

iii) CGU nitrogen fertilizer plants: formed by nitrogen fertilizer plants;

iv) CGU Power: comprises the thermoelectric power generation plants (UTEs). In December 2021, occurred the closing of the sale of plants Arembepe, Muryci and Bahia 1 (see note 31), at which point these assets were excluded from the CGU.

v) CGU Termocamaçari: comprises the assets from the Termocamaçari thermoelectric plant;

vi) Other CGUs: operations abroad defined as the smallest group of assets that generates largely independent cash flows.

d)	Biofuels business CGUs:

i) Biodiesel CGU: an integrated unit of biodiesel plants defined based on the production planning and operation process, that takes into consideration domestic market conditions, the production capacity of each plant, as well as the results of biofuels auctions and raw materials supply.

ii) Quixadá CGU: comprises the assets of Quixadá Biofuel Plant.

Further information on impairment testing is set out in note 25.

4.4.	Pension and other post-retirement benefits

The actuarial obligations and net expenses related to defined benefit pension and health care post-retirement plans are computed based on several financial and demographic assumptions, of which the most significant are:

·	Discount rate: comprises the projected future inflation in addition to an equivalent discounted interest rate that matches the duration of the pension and health care obligations with the future yield curve of long-term Brazilian Government Bonds; and
·	Medical costs: comprise the projected growth rates based on per capita health care benefits paid over the last five years, which are used as a basis for projections, converged to the general price inflation index within 30 years.

These and other estimates are reviewed at least annually and may differ materially from actual results due to changing market and financial conditions, as well as actual results of actuarial assumptions.

The sensitivity analysis of discount rates and changes in medical costs as well as additional information about actuarial assumptions are set out in note 17.

4.5.	Estimates related to contingencies and legal proceedings

The Company is defendant in arbitrations and in legal and administrative proceedings involving civil, tax, labor and environmental issues arising from the normal course of its business and makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments from legal advisors and on management’s assessment.

These estimates are performed individually, or aggregated if there are cases with similar characteristics, primarily considering factors such as assessment of the plaintiff’s demands, consistency of the existing evidence, jurisprudence on similar cases and doctrine on the subject. Specifically for lawsuits by outsourced employees, the Company estimates the expected loss based on a statistical procedure, due to the number of actions with similar characteristics.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

Note 18 provides further detailed information about contingencies and legal proceedings.

4.6.	Decommissioning costs estimates

The Company has legal and constructive obligations to remove equipment and restore onshore and offshore areas at the end of operations. Its most significant asset removal obligations relate to offshore areas. Estimates of costs for future environmental cleanup and remediation activities are based on current information about costs and expected plans for remediation. These obligations are recognized at present value, using a risk-free discount rate, adjusted to the Company's credit risk. Due to the long term until the abandonment, changes in the discount rate can cause significant variations in the recognized amount.

These estimates require performing complex calculations that involve significant judgment since: i) the obligations are long-term; ii) the contracts and regulations contain subjective definitions of the removal and remediation practices and criteria involved when the events actually occur; and iii) asset removal technologies and costs are constantly changing, along with regulations, environmental, safety and public relations considerations.

The Company conducts studies to incorporate technologies and procedures to optimize the process of abandonment, considering industry best practices. However, the timing and amounts of future cash flows are subject to significant uncertainty.

Note 19 provides further detailed information about the decommissioning provisions.

4.7.	Deferred income taxes

The recognition of deferred taxes involves significant estimates and judgments by the Company. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which a deductible temporary difference can be utilized or it is probable that the entity will have sufficient taxable profit in future periods. In evaluating whether it will have sufficient taxable profit in future periods to support the recognition of deferred tax assets, the Company uses future projections and estimates based on its Strategic Plan, which is approved by the Board of Directors annually. Future taxable profits projections are mainly based on the following assumptions: i) Brent crude oil prices; ii) foreign exchange rates; and iii) the Company’s projected net finance expenses (income).

Changes in deferred tax assets and liabilities are presented in note 16.1.

4.8.	Cash flow hedge accounting involving the Company’s future exports

The Company determines its future exports as “highly probable future exports” based on its current Strategic Plan and, based on short-term estimates on a monthly basis. The highly probable future exports are determined by a percentage of projected exports revenue, taking into account the Company’s operational and capital expenditure optimization model, limited to a threshold based on a historical percentage of the oil production that is usually sold abroad. For the long-term, future exports forecasts are reviewed whenever the Company reviews its Strategic Plan assumptions, while for the short-term it is reviewed monthly. The approach for determining exports as highly probable future exports is reviewed annually, at least.

See note 36 for more detailed information about cash flow hedge accounting and a sensitivity analysis of the cash flow hedge involving future exports.

4.9.	Write-off – overpayments incorrectly capitalized

As described in note 21, in the third quarter of 2014, the Company developed an estimation methodology and wrote off US$2,527 of capitalized costs representing the estimated amounts that Petrobras had overpaid for the acquisition of property, plant and equipment.

The Company has continuously monitored the results of the Lava Jato investigation and the availability of other information related to the scheme of improper payments. In preparing the financial statements for the year ended December 31, 2021, the Company has not identified any additional information that would affect the adopted calculation methodology and consequently require additional write-offs.

4.10.	Expected credit losses on financial assets

Expected credit losses on financial assets are based on assumptions relating to risk of default, the determination of whether or not there has been a significant increase in credit risk and expectation of recovery, among others. The Company uses judgment for such assumptions in addition to information from credit rating agencies and inputs based on collection delays.

4.11.	Leases

The Company uses incremental borrowing rates to determine the present value of the lease payments, when the interest rate implicit in the lease cannot be readily determined. These incremental borrowing rates are determined mainly based on the Company’s cost of funding based on yields of bonds issued by the Company, adjusted by currency and duration of cash outflows of the lease arrangements, economic environment of the country where the lessee operates and similar collateral.

4.12.	Uncertainty over Income Tax Treatments

Uncertainties over income tax treatments represent the risks that the tax authority does not accept a certain tax treatment applied by the Company, mainly related to different interpretations of deductions and additions to the IRPJ and CSLL calculation basis. The Company evaluates each uncertain tax treatment separately or in a group where there is interdependence in relation to the expected result.

The Company estimates the probability of acceptance of an uncertain tax treatment by the tax authority based on technical assessments by its legal advisors, considering precedent jurisprudence applicable to current tax legislation, which may be impacted mainly by changes in tax rules or court decisions which may affect the analysis of the fundamentals of uncertainty. The tax risks identified are evaluated following a pre-determined tax risk management methodology.

If it is probable that the tax authorities will accept an uncertain tax treatment, the amounts recorded in the financial statements are consistent with the tax records and, therefore, no uncertainty is reflected in the measurement of current or deferred income taxes. If it is not probable that the tax authorities will accept an uncertain tax treatment, the uncertainty is reflected in the measurement of income taxes in the financial statements.

Information on uncertainty over income tax treatments is disclosed in Note 16.1.